Exhibit 10.4

                           CONSULTING AGREEMENT

          CONSULTING AGREEMENT, dated as of the 13th day of December, 1996, by and among TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC., a Delaware corporation (the "Company"), with a principal place of business at Fields Lane, Brewster, New York, and PARIS GROUP, LTD. (the "Consultant"), with a principal place of business at 14 Fourth Street, Farmingville, New York.

                           W I T N E S S E T H:
                           - - - - - - - - - -

          WHEREAS, the Consultant is in the business of providing management and financial consulting services to public companies;

          WHEREAS, the Company desires to engage the services of Consultant to provide management and financial consulting services to the Company, and the Consultant is willing to provide such services, on the terms and conditions stated herein;

          NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, the parties hereto agree as follows:

          1.   Consulting Services.
               -------------------

          (a) Upon the terms and subject to the conditions contained in this Agreement, the Company hereby agrees to engage the Consultant, and the Consultant hereby agrees to perform financial management and consulting services in order to assist the Company in meeting its short-term and long-term financial and strategic goals.

          (b) The Consultant and the Company shall agree on the scope and extent of the services to be performed by the Consultant. The Consultant shall perform such services subject to Federal and state securities laws and regulations, and applicable rules, regulations and policies of the National Association of Securities Dealers, Inc. (the "NASD"), and the Securities and Exchange Commission (the "Commission").

          (c) Without limiting the generality of the foregoing, the Consultant's services shall include the following:

          (i) attending meetings of the Company's Board of Directors of committees thereof, when requested by the Company;

         (ii) at the request of the Company, reviewing, analyzing and reporting on proposed business opportunities, and attending meetings regarding the same;

         (iii) consulting with the Company concerning on-going strategic corporate planning and long-term investment policies; and

          (iv) consulting with the Company and advising and assisting the Company in identifying, studying and evaluating merger, acquisition, joint venture, strategic alliance, recapitalization and restructuring proposals.

          (d) The Consultant agrees that, during the term of this Agreement, the Consultant shall devote sufficient time and effort on behalf of the Company as shall be necessary to effect the intents and purposes of this Agreement. The Consultant will, at all times, faithfully and to the best of the Consultant's experience and abilities, perform all duties that may be required of the Consultant pursuant to the terms of this Agreement. The Company expressly acknowledges and agrees that the Consultant's efforts shall be on a "best-efforts" basis and the Consultant has not, cannot and does not, guarantee that the Consultant's efforts will have any impact on the Company's business or that any subsequent financial improvement will result from his efforts.

          (e) The Consultant agrees that the Consultant is not the agent of the Company and has no power or authority to bind the Company to any agreement, transaction or other commitment, and the Consultant shall not represent or warrant to the contrary to any third party.
The Company has the sole right, in the exercise of its business judgment and discretion, to approve or disapprove of any agreement, transaction or commitment introduced by the Consultant.

          (f) The Consultant shall not issue any press releases or other public statement regarding the Company without the Company's prior written approval.

          (2)  Term.  The Agreement shall be for a term of five (5)
               ----
years from the date hereof, unless earlier terminated.   The Company
may terminate this Agreement, at any time, upon 20 days' prior written notice to the Consultant.

          (3)  Compensation.  As full compensation for its services,
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the Company shall cause to be issued to the Consultant as promptly as practicable after the execution of this Agreement, 100,000 shares of its common stock (the "Shares"). The Shares shall be restricted shares and bear a legend in substantially the following form:

          "The Shares evidenced by this Certificate have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, and may not be sold, transferred or encumbered except pursuant an effective registration statement under the Securities Act of 1933, as amended, and such state securities laws, or unless an exemption from such registration is then available".

          No later than June 30, 1997, the Company agrees, at its sole cost and expense, to prepare and file a registration statement on Form S-3, or on such other form as may be appropriate therefor (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), registering the Shares with the Commission. The Company shall use its best efforts to maintain the effectiveness of the Registration Statement for up to nine (9) months thereafter, pursuant to which, any of the Shares are being offered, and from time to time will amend or supplement such Registration Statement and the prospectus contained therein as and to the extent necessary to comply with the Securities Act and any state securities statute or regulation. The Company will also provide the Consultant with as many copies of the prospectus contained in any such Registration Statement as it may reasonably request.

          4.   Expenses.  Unless otherwise approved in writing by the
               --------
Company, the Consultant shall bear all expenses incurred in connection with the services to be rendered to the Company.

          5.   Representations and Warranties of the Consultant.  The
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Consultant represents and warrants to the Company, as follows:

          (a) The Consultant is a corporation, duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation. The Consultant has the corporate power and authority to enter into this Agreement and to perform the services contemplated hereby.

          (b) This Agreement has been duly authorized by all necessary corporate action of the Consultant. This Agreement constitutes the legal, valid and binding obligation of the Consultant, subject to applicable bankruptcy, insolvency, moratorium and other laws affecting creditors' rights generally and to general principles of equity. The execution, delivery and performance of this Agreement does not and will not conflict with the Certificate of Incorporation or By-Laws of the Consultant, or any agreement, law, order or regulation to which the Consultant is subject.

          (c) There is no litigation, action, claim or proceeding pending, or to the knowledge of the Consultant threatened, and nor order or injunction has been entered, against the Consultant or any of its directors, officers or stockholders (individually or in the respective capacities for the Consultant) which arises out of, or is based upon, any alleged violation or breach of Federal or state securities laws or regulations or the regulations or policies of the NASD or any stock exchange.

          (d) The Consultant has received and reviewed copies of the Company's most recent reports under the Securities Exchange of 1934, as amended. The Consultant acknowledges and agrees that the receipt of capital stock of the Company as compensation under this Agreement involves a high degree of risk, including the risk that the Shares may substantially decrease in value. The Consultant expressly acknowledges and accepts this risk, and is cognizant of the financial condition and operations of the Company. The Consultant has had the opportunity to discuss with the management of the Company the financial condition and operations of the Company and has had the opportunity to receive all information which it has deemed necessary in entering into this Agreement. Accordingly, the Consultant has been able to evaluate the merits and risks of the Consultant's investment in the Shares. In entering into this Agreement, the Consultant has not in any manner directly or indirectly relied on any warranty or representation by the company, its officers, directors, agents, legal counsel or accountants concerning the Company and/or its securities as to matters past, present or future.

          (e) The directors, officers and stockholders of the Consultant are as set forth on Schedule I attached hereto.

          6.   Representations and Warranties of the Company.  The
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Company represents and warrants to the Consultant that:

          (a) The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware. The
     Company has the corporate power and authority to enter into this Agreement.

          (b) This Agreement has been duly authorized by all necessary corporate action of the Company. This Agreement constitutes the legal, valid and binding obligation of the Company, subject to applicable bankruptcy, insolvency, moratorium and other laws affecting creditors' rights generally and to general principles of equity. The execution, delivery and performance of this Agreement does not and will not conflict with the Certificate of Incorporation or By-Laws of the Company, or any agreement, law, order or regulation to which the Company is subject.

          (c) The Company is current in its reporting obligations under the Securities Exchange Act of 1934, as amended.

          7.   Non-Exclusive Services; Non-Competition.
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          (a)  The Company understands that the Consultant is
     currently providing certain advisory and financial consulting services to other individuals and companies and agrees that the Consultant is not prevented or barred from rendering such services to such other entities, subject to paragraph (b) hereof. In addition, the Consultant understands and agrees that the Company shall not be prevented or barred from retaining other persons or entities to provide services of the same or similar nature as those provided by the Consultant.

          (b) The Consultant shall not, during the term of this Agreement, directly or indirectly, engage or consult with any business substantially similar to the business of the Company. The term "engage" shall include, but shall not be limited to activities as proprietor, partner, principal shareholder, principal agent, employee or consultant. The Consultant acknowledges that during the term of this Agreement, the Consultant shall have access to information, materials and/or processes confidential and proprietary to the Company and the Consultant and its employees, agents, attorneys and accountants shall at all times during the term of this Agreement and thereafter, maintain the secrecy and confidentiality of all such information, materials and/or processes acquired or revealed to them under, pursuant or in connection with this Agreement, except as to such information which enters the public domain other than through the actions or omissions of the Consultant, pursuant to requests from governmental authorities with applicable jurisdiction, or pursuant to judicial subpoena. Upon termination of this Agreement, the Consultant will promptly return to the Company all non-public, proprietary information of the Company, and all copies thereof.

          8.   Indemnification.
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          (a)  The Company agrees to indemnify and hold harmless the
     Consultant from and against any and all losses, claims, damages, liabilities and expenses (including, without limitation attorneys' fees and costs incurred in the investigation, defense and settlement of the matter), suffered or incurred by the Consultant which arises out of this Agreement or otherwise out of the performance by the Consultant of its obligations hereunder, unless such losses, claims, damages, liabilities or expenses are found by a final determination of a court of competent jurisdiction to have arisen out of gross negligence or malfeasance of the Consultant in performing its services hereunder. If, for any reason, the foregoing indemnification is unavailable to the Consultant, or insufficient to hold it harmless, then the Company shall contribute to the amount paid or payable by the Consultant as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and the Consultant on the other hand, but also the relative fault of the Company and the Consultant, as well as any other relevant equitable considerations. The reimbursement, indemnity and contribution obligations of the Company under this section shall be in addition to any liability which the Company may otherwise have and shall be binding and inure to the benefit of any respective successors, assigns, heirs and personal representatives of the Company and the Consultant.

          (b) The Company will, to the extent permitted by law, indemnify and hold harmless the Consultant, its officers and directors (including any broker or dealer through whom Shares may be sold) from and against any and all losses, claims, damages, expenses, liabilities, joint or several, to which they or any of them become subject under the Securities Act or any equivalent foreign act or any rule or regulation of any securities exchange or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Consultant or other person, if any, for any legal or other expenses reasonably incurred by it or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, in any preliminary or amended preliminary prospectus or in the prospectus (or the Registration Statement or prospectus as from time to time may be amended or supplemented by the company) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading or any violation by the Company of any rule or regulation promulgated under the Securities Act or any equivalent foreign act or any rule or regulation of any securities exchange applicable to the company and relating to action or inaction required of the Company in connection with such registration, unless such untrue statement or omission was made in such Registration Statement, preliminary or amended, preliminary prospectus or prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by the Consultant, expressly for use therein. Promptly after receipt by the Consultant (including any broker or dealer through whom such shares way be sold) of notice of the commencement of any action in respect of which indemnity may be sought against the Company, the Consultant will notify the company in writing of the commencement thereof, and, subject to the provisions hereinafter stated, the Company shall assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to the Consultant), and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company. The Consultant shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Company unless the employment of such counsel has been specifically authorized by the Company. The Company shall not, except with the approval of the Consultant or any other person indemnified under this section, consent to entry of any judgment or enter into any settlement which dose not include as an unconditional term thereof the giving by the claimant or plaintiff, of a full release to the parties being so indemnified.

          (c) The Consultant agrees to indemnify and hold harmless the Company (and the Company's officers, directors and agents, and their respective heirs, successors and assigns) from and against any and all losses, claims, damages, liabilities and expenses (including, without limitation attorneys' fees and costs incurred in the investigation, defense and settlement of the matter), suffered or incurred by the Company (or such other persons) which arises out of this Agreement or otherwise out of the performance by the Consultant of its obligations hereunder or the failure of the Consultant to perform in accordance with the terms hereof or the breach by the Consultant of any of its representations and warranties as of the date such representations and warranties were made. If, for any reason, the foregoing indemnification is unavailable to the Company (or such other persons), or insufficient to hold it harmless, then the Consultant shall contribute to the amount paid or payable by the Company (or such other persons) as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the Consultant on the one hand and the Company (and such other persons) on the other hand, but also the relative fault of the Consultant and the Company, as well as any other relevant equitable considerations. The reimbursement, indemnity and contribution obligations of the Consultant under this section shall be in addition to any liability which the Consultant may otherwise have and shall be binding and inure to the benefit of any respective successors, assigns, heirs and personal representatives of the Consultant and the Company.

          (d) The Consultant will, to the extent permitted by law, indemnify and hold harmless the Company (including any broker or dealer through whom the Shares may be sold and officers, directors and agents of the Company), from and against any and all losses, claims, damages, expenses, liabilities, joint or several, to which they or any of them become subject under the Securities Act or any equivalent foreign act or any rule or regulation of any securities exchange or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Company or other person, if any, for any legal or other expenses reasonably incurred by then or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, in any preliminary or amended preliminary prospectus or in the prospectus (or the Registration Statement or prospectus as from time to time may be amended or supplemented by the company) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading but only insofar as such statement or omission was made in reliance upon and in conformity with information furnished in writing to the company in connection therewith by the Consultant expressly for the use therein. The obligations of the Consultant to indemnify the Company shall be limited to the obligations set forth in the immediately preceding sentence. Promptly after receipt by the Company (including any broker or dealer through whom such shares may be sold) of notice of the commencement of any action in respect of which indemnity may be sought against the Consultant, the Company will notify the Consultant in writing of the commencement thereof, and, subject to the provisions hereinafter stated, the Consultant shall assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to the Company), and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Consultant. The Company shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Consultant unless the employment of such counsel has been specifically authorized by the Consultant. The Consultant shall not be liable to indemnify any person for any settlement of any such action effected without Consultant's consent.

          (e) The provisions of this Section 8 shall survive the termination and expiration of this Agreement.

          9.   Entire Agreement.  This Agreement contains the entire
               ----------------
agreement among the parties wish respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto.

          10.  Waivers and Amendments.  This Agreement may be
               ----------------------
amended, modified, superseded, canceled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other right, power or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which any party may otherwise have at law or in equity.

          11.  Successors and Assigns; No Assignment by the Consultant.
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This Agreement shall inure to the benefit of, and be binding upon, the
Company, its successors and assigns. This Agreement is not assignable by the Consultant as it is intended to secure the personal services of the Consultant and its employees.

          12.  Headings.  The headings in this Agreement are for
               --------
reference purpose only and shall not in any way affect the meaning or interpretation of this Agreement.

          13.  Severability of Provision-.  The invalidity or
               --------------------------
unenforceability of any term, phrase, clause, paragraph, restriction, covenant, agreement or other provision of this Agreement shall in no way affect the validity or enforcement of any other provision or any part thereof.

          14.  Counterparts.  This Agreement may be executed in any
               ------------
number of counterparts, each of which when so executed, shall constitute an original copy hereof, but all of which together shall consider but one and the same document.

          15.  Notices.  All notices to be given hereunder shall be
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in writing, with fax notices being an acceptable substitute for mail and/or and delivery to:

               (i)  the Company, at:

                    Touchstone Applied Science Associates, Inc.
                    Fields Lane
                    P.O. Box 382
                    Brewster, New York 10509

               (ii)  the Consultant, at:

                    Paris Group, Ltd.
                    14 Fourth Street
                    Farmingville, New York 11738

          16.  Governing Law.  This Agreement shall be governed and
               -------------
construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State.


          IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                              TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.



                              By    /s/  ANDREW L. SIMON
                                --------------------------------------------
                                   Andrew L. Simon
                                   President



                              PARIS GROUP, LTD.



                              By    /s/  WILLIAM C. HAYDE
                                --------------------------------------------